EXHIBIT 99.2

Q4 2020 Investor Presentation March 2021 A Banking - as - a - Service pioneer, enabling non - banks to build financial services for their customers

| 2 Disclaimer BM Technologies is not a bank and it does not provide banking services. The BankMobile platform facilitates deposits and banking services between a customer and an FDIC insured partner bank. Any reference in this presentation to “banking” or “banking services” is in reference to the BankMobile technology providing services between customers and a partner bank. The BankMobile brand and trademark is only used in reference to services being provided between a customer and an FDIC insured partner bank. This presentation is for informational purposes only and should not be relied on for any other purpose. No representations or warranties, express or implied are given in, or with respect to, this Presentation. Industry and market data used in this Presentation have been obtained from third - party industry sources as well as from research reports prepared for other purposes. The Company has not independently verified the data obtained from these sources and cannot assure you of the data’s accuracy and completeness. This data is subject to change. This Presentation and the contents hereof are confidential. No Offer or Solicitation This Presentation is for informational purposes only and is neither an offer to sell or purchase, nor a solicitation of an offer to sell, buy or subscribe for any securities, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended (the “Securities Act”), or an exemption therefrom. Forward - Looking Statements This Presentation includes “forward - looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. This information is, where applicable, based on estimates, assumptions and analysis that management believes, as of the date hereof, provide a reasonable basis for the information contained herein. Forward - looking statements can generally be identified by the use of forward - looking words such as “may,” “will,” “would,” “could,” “expect,” “intend,” “plan,” “aim,” “estimate,” “target,” “anticipate,” “believe,” “continue,” “objectives,” “outlook,” “guidance” or other similar words, and include statements regarding plans, strategies, objectives, targets, estimates, projections, and expected financial performance. These forward - looking statements involve known and unknown risks, uncertainties and other factors. Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward - looking statements and the assumptions on which those projections and forward - looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward - looking statements as a predictor of future performance as projected financial information, cost savings, synergies and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors. There can be no assurance that the estimates and assumptions made in preparing the financial projections and forecasts will prove accurate, that the projected results will be realized or that actual results will not be significantly higher or lower than projected. The Company's financial performance and results of operations will be subject to a variety of risks, including but not limited to general economic conditions, consumer adoption, technology and competition, the ability to enter into new partnerships, regulatory risks, risks associated with the higher education industry and financing, and the operations and performance of its partners, including white - label partners. These risks and uncertainties include, but are not limited to, those factors described in the section entitled “Risk Factors” and in the Company’s periodic filings with the SEC. The Company’s SEC filings are available publicly on the SEC website at www.sec.gov . All information herein speaks only as of the date hereof unless otherwise specified . Management undertakes no duty to update, add to or otherwise revise or correct any of the information contained herein, whether as a result of new information supplied, future events, inaccuracies that become apparent after the date hereof or otherwise . Forecasts and estimates regarding industry and end markets are based on sources believed to be reliable, however, there can be no assurance these forecasts and estimates will prove accurate in whole or in part . Use of Projections This Presentation contains financial forecasts with respect to, among other things, income sources, revenue growth, and equity values. These unaudited financial projections should not be relied upon as being necessarily indicative of future results. The inclusion of the unaudited financial projections in this Presentation is not an admission or representation that such information is material. The assumptions and estimates underlying the unaudited financial projections are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the unaudited financial projections. There can be no assurance that the prospective results are indicative of future performance or that actual results will not differ materially from those presented in the unaudited financial projections. Inclusion of the unaudited financial projections in this Presentation should not be regarded as a representation by any person that the results contained in the unaudited financial projections will be achieved. Non - GAAP Financial Measures This Presentation includes certain non - GAAP financial measures that management reviews to evaluate its business, measure its performance and make strategic decisions. Management believes that such non - GAAP financial measures provide useful information to investors and others in understanding and evaluating its operating results in the same manner as management. EBITDA is a non - GAAP financial measure that represents net income prior to interest expense, net, other expense, net, income taxes, and depreciation and amortization, as adjusted to add back certain non - cash and non - recurring charge. EBITDA and any other ratio or metrics derived therefrom are financial measures not calculated in accordance with GAAP and should not be considered as substitutes for revenue, net income, operating profit, or any other operating performance measure calculated in accordance with GAAP. Using these non - GAAP financial measures to analyze the business would have material limitations because their calculations are based on the subjective determination of management regarding the nature and classification of events and circumstances that investors may find significant. In addition, although other companies in its industry may report measures titled EBITDA or similar measures, such non - GAAP financial measures may be calculated differently from how management calculates its non - GAAP financial measures, which reduces their overall usefulness as comparative measures. Because of these limitations, you should consider EBITDA alongside other financial performance measures, including net income and other financial results presented in accordance with GAAP.

Table of Contents I. Introduction II. BM Technologies Overview III. Financial Information IV. Appendix

BM Technologies

Management Presenting



Luvleen Sidhu

CEO and Co-Founder

Industry Awards 2019 FinTech Woman of the Year[1]

Industry Experience
9+ Years

- Luvleen Sidhu is the Chief Executive Officer and Co-Founder of BM Technologies, Inc.
- After graduating from Harvard and Wharton she was a management consultant at Booz & Co. in their financial services practice
- Sidhu is a recognized leader in the industry and was named one of Crain's New York Business 2020 40 Under 40 and a "Rising Star in Banking & Finance" in 2020
- Before attending business school at Wharton, she was analyst at Neuberger Berman and also worked as a director of corporate development at Customers Bank. While at the company, Sidhu introduced several growth projects, including partnering with a New York City-based start-up to improve the banking experience through innovative technology
- Sidhu has been featured regularly in the media including on CNBC, Bloomberg Radio, Yahoo Finance, Fox News Radio and in The Wall Street Journal, Forbes.com, American Banker, Crain's New York, FoxNews.com, among others



Bob Ramsey

Chief Financial Officer

Industry Experience
20+ Years

- As BM Technologies' Chief Financial Officer, Bob Ramsey oversees the bank's financial operations, including planning, risk, and reporting
- Prior to joining BM Technologies, Ramsey served as senior equity research analyst at FBR Capital Markets, where he covered community banks, regional banks, super-regional banks, consumer finance and fintech companies during his 13-year tenure
- Ramsey is a Chartered Financial Analyst (CFA). He holds a Bachelor of Arts degree in Managerial economics from Hampden-Sydney College and a Master of Business Administration degree from the College of William and Mary

1) 2019 LendIt Fintech Industry Awards

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Q4 & 2020 Update

BM Technologies

Q4 Financial Overview

- Q4 pro forma core revenue of $17.3mm; 16% YoY growth
- 2020 pro forma core revenue of $66.9mm, 9% YOY growth
- Q4 pro forma core EBITDA of $1.3mm
- 2020 pro forma core EBITDA of $3.5mm
- Pro forma core EBITDA margin expanded to 5% in 2020 and 8% in 4Q20

Strong Growth

- Strong growth at **consolidated** BMTX
  - Nearly 450,000 new accounts opened in 2020
  - 2020 average serviced deposits increased 139% YoY
  - 2020 card spend increased 18% YoY
- Strong growth in **new businesses** (White Label & Workplace) with rapidly improving account metrics
  - 167K new business new accounts opened in 2020
  - 2020 new business average serviced deposits increased 579% YoY
  - 2020 new business card spend increased 247% YoY

Higher Ed Business Adapts to COVID

- 99.4% retention of disbursement services by campuses in 2020
- NACUBO reports that more than half of higher ed institutions are offering remote options for some or all classes, impacting the number of students on campus (1)
- Disbursement dollars are highly persistent as 2020 disbursements were up 13% YOY; YTD organic deposits grew 33% and average 2020 serviced Higher Ed deposits are up 5% YoY

Continued focus on Operating Leverage

- Corporate restructuring, implementation of automation projects, and vendor negotiations led to approximately $1.7mm of Q4 cost savings and annualized $7mm of savings in 2021
- Realization of $10mm annualized expense savings in 2020 resulting from vendor negotiations and contract restructurings in 2019

Other Key Developments

- Signed contract with Higher Education partner to expand SSE opportunity
- Signed LOI with potential bank partner
- Significant due diligence work as part of final stage evaluation by potential White Label partner
- Strategic new hires including Head of Business Development and Marketing
- Continued tailwinds from federal stimulus – the latest legislation includes $40 billion for higher education and students

1) NACUBO Flash Poll: Fall 2020 Institutional Plans; NACUBO is National Association of College and University Business Officers

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Where Does BM Technologies Stand Today?

Delivering Full-Featured Digital Banking Platform to Large Scale Non-Bank Partners

BM Technologies

One of America's Largest Digital Banking Platforms…

- ✓ Over 2M accounts [(1)]
- ✓ Nearly 450,000 accounts opened annually [(2)]
- ✓ ~$960M in serviced deposits as of 12/31/20
- ✓ $67M in 2020 revenue
- ✓ $3.5M 2020 pro forma core EBITDA [(3)]

Expert in B2B2C Banking…

- ✓ Proprietary Banking-as-a-Service ("BaaS") technology
- ✓ Allows for greater speed and cost effectiveness in bank roll out for partners
- ✓ High-volume, low-cost customer acquisition model
- ✓ Serves ~1 in 3 U.S. students on approximately 725 campuses [(4)]
- ✓ Launched partnership with T-Mobile via the T-Mobile MONEY checking account
- ✓ Planned 2021 launch of digital bank account with Google Pay

Winner Lendit Fintech Most Innovative Bank 2019

…Award Winning Banking Technology, Focused on Banking Services for Millennials & Middle Income Americans…

- ✓ Customer-centric approach
- ✓ Provides an affordable, easy-to-use product
- ✓ Simplifies banking for the consumer
- ✓ Creates customers for life with full suite of banking products, including checking, savings, personal loans, credit cards and student refinancing
- ✓ Creates attractive returns

1) Data as of 12/31/2020
2) Per BM Technologies management
3) EBITDA is a Non-GAAP financial measure; see page 42 and 43 for reconciliations to Non-GAAP financial measures and disclaimers on forward looking financials
4) Based on market share for Signed Student Enrollments ("SSEs") (the number of students enrolled at higher-ed institutions); Assumes ~3M SSEs are considered non-addressable (beauty schools, trucking schools, etc.); Data per BM Technologies' internal sales database and estimated student market size and National Center for Education Statistics "Enrollment and Employees in Postsecondary Institutions, Fall 2015; Financial Statistics Academic Libraries, Fiscal Year 2015", February 2017

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Consumers Are Recalibrating Their Banking Needs

New Digital Options, Remote Necessities and Poor Customer Experiences Are Driving Change

Consumer Preferences are Changing, with Banks Slow to Adapt

1 in 2
consumers switch their primary banks due to discounts and promotions on fees[1]

1 in 3
consumers switch primary banks for a better interest rate on their deposits[2]

10%
of income spent on fees charged by payday lenders and other financial service providers[5]

63%
of consumers are using mobile channels more frequently[2]

50%
of consumers likely will not open their next account with the bank they currently use[2]

59%
of employees claim financial or money challenges as the #1 cause of stress in their lives[4]

Consumers are Looking for an Affordable Banking Alternative[3][5]

- ✓ **1 in 3** Americans live paycheck to paycheck
- ✓ Americans pay **$34B** a year in overdraft fees
- ✓ The average overdraft fee is **$33.36**
- ✓ Big banks require **at least $1,500** in a basic checking account to waive their monthly maintenance fee, which averages **$10.99**
- ✓ Women **pay 18% more in overdraft fees** than men (five per year) due to lower-than-average earnings
- ✓ The average fee to withdraw money from an **out-of-network ATM** has hit a record high of **$4.72**, up **33%** over the past decade

1) Accenture Consumer Retail Banking Survey Summary, July 2017
2) PWC Consumer Banking Survey, 2019
3) Forbes, "Consumers Shelled Out $1B in Monthly Bank Maintenance Fees", 2019
4) PWC Employee Wellness Survey, 2019
5) The Cornerstone Performance Report, 2017

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Non-Banks Want to Engage Customers via Financial Services

Higher-Ed, Retailers and Large Employers All Have Untapped Financial Use Cases

Higher-Ed Institutions

Higher-Ed institutions send tens of billions in payments each year to students, creating administrative complexity and resulting in high overhead costs

- Inefficient and expensive processing, fulfilment and reconciliation of student loan refund disbursements
- Time-consuming interactions between schools, staff and students
- Onerous and complex regulations regarding disbursement of federal funds

Consumer Focused Brands

Consumer-centric brands constantly refine strategies to better attract, engage and retain customers

- Traditional retailers struggle to differentiate in a commoditized market without creating "race-to-the-bottom"
- Lack of passive income opportunities and centralized consumer data aggregation
- Competition and changing customer expectations are exposing undifferentiated rewards programs

Large Employers

Large employers struggle with implementing and integrating financial wellness capabilities into their existing HR strategy

- Employers struggle to retain talent when their staff are not thriving financially
- Tighter labor markets have created an acute talent shortage, requiring employers to differentiate
- Human resources departments lack compelling financial wellness programs for their employees

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BM Technologies

BM Technologies Solves Multiple Parties' Pain Points in One Solution

Resulting in High-Volume, Low-Cost Customer Acquisition

B2B2C Approach


Consumers
Students
Customers
Employees
Clients and Partners
Natural Checkout Moments
BankMobile
Bank Partners

Examples of BM Technologies Solutions within 3 Verticals

Higher-Ed Banking

- ✓ Distribute financial aid refunds and other disbursements
- ✓ Eliminate administrative burden and complexity
- ✓ Offer students access to banking services
- ✓ Reduce processing costs annually by ~$125K / year[1]



Planned Launch in 2021

G Pay

White-Label Banking

- ✓ Offer financial services through white-label partnerships [2]
- ✓ Attract customers by improving banking experience in historically-underserved segments
- ✓ Deliver customizable, partner branded rewards and special offers to further drive loyalty
- ✓ Create net-new, passive revenue streams for partners with lower customer attrition



Workplace Banking

- ✓ Deploy differentiated financial services in conjunction with financial wellness strategy
- ✓ Represents the first benefit that earns employee's money via interest-bearing accounts, no fees and unique cost-saving opportunities
- ✓ Easily accessible benefits through HR portal



1) Compared to existing campus processing costs; Approximation based on internal BM Technologies estimates
2) Deposits are held with bank partner

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Evolution into a Premier Brand

BM Technologies

Fast Growing Digital Banking Technology Platforms



Today
Pipeline of White-Label and Strategic Partnerships
Direct-To-Consumer
Higher-Ed
T Mobile
Higher-Ed
Workplace Banking
T Mobile Sprint
Higher-Ed
Other White-Label Partners
Workplace Banking
T Mobile
Sprint
Higher-Ed
G Pay

BM Technologies' Evolution and Continued Growth Elements

2015 - 2017: Early Days

Product
- ✓ Founded in 2015 to "digitize" the traditional banking experience

Higher-Ed
- ✓ Acquired Higher One's Student Checking and Refund Disbursement Business
- ✓ Integrated new functionality and technology
- ✓ Repositioned the business (fees, compliance)

Investment
- ✓ Invested heavily to create its Banking-as-a-Service

2018 – 2020: Business Model and Product Innovation

Platform
- ✓ Focused on expanding B2B2C strategy

Partnerships
- ✓ Partnered to launch T-Mobile MONEY
- ✓ T-Mobile MONEY extended to Sprint customers

Technology
- ✓ Built out the technological infrastructure to roll out white-label checking, savings, Point-of-Sale ("POS") financing, credit card, personal loans and student refinance

2020+: Rapid Expansion

Long-Term Growth
- ✓ Collaboration with Google Pay announced August 3rd – Will plan to launch in 2021
- ✓ Continue to acquire new Higher-Ed clients
- ✓ Further expand within existing customer base
- ✓ Continue to Add additional White-Label Partners
- ✓ Invest in strategic M&A opportunities

Well-positioned for long-term growth and continued EBITDA margin expansion

Note: BM Technologies is not a bank and does not provide banking services. BM Technologies is a technology provider that facilitates deposits and banking services between a customer and an FDIC insured partner bank. Any reference in this presentation to "banking" or "banking services" is in reference to BM Technologies providing services between a customers and a partner bank. The BankMobile brand and trademark is only used in reference to services being provided between a customer and an FDIC insured partner bank. The BankMobile brand is only used in reference to services provided in collaboration with an FDIC insured sponsor bank.

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Business O v e r vi e w

| 12 High - Volume, Low - Cost, Customer Acquisition Strategy 2 Our “Banking - as - a - Service” Delivers a Full - Featured Digital Banking Platform to Partners 4 Opportunity to Disrupt Massive U.S. Banking Market 1 Highly - Attractive Business Model 7 Attractive Distribution Channel Through Market Leadership Position in Higher Education 6 5 Unique Competitive Position 3 Collaborations with Large, Highly Attractive Brands Key Inves tment Highlights

1 Opportunity to Disrupt Massive U.S. Banking Market

BM Technologies

Banks Have Consolidated, but Fragmentation Remains High

Industry-wide headwinds have **driven significant asset consolidation,** with **big banks holding 50% of deposits** and **struggling with customer satisfaction** while the **99.8% of other banks** hold the other **50% of deposits,** yet struggle to **acquire customers at a low cost**

Asset Concentration in Banking, June 2019[1]



TOP ~0.2% OF BANKS COVER ~50% OF ASSETS
ALL OTHER BANKS COVER REMAINING ~50%
4 Banks
$7.3T Assets
MEGA BANKS ($1T+ ASSETS)
5 Banks
$1.8T Assets
SUPER-REGIONAL BANKS ($250B-$1T ASSETS)
35 Banks
$4.2T Assets
CORE REGIONAL BANKS ($50B-$250B ASSETS)
100 Banks
$2.1T Assets
SMALL REGIONAL BANKS ($10B-$50B ASSETS)
656 Banks
$1.7T Assets
MICROBANKS ($1B-$10B ASSETS)
4,512 Banks
$1.2T Assets
COMMUNITY BANKS (<$1B ASSETS)

The BM Technologies Solution



BM Technologies is pairing with **white-label partners** and **partner banks** to beat **large and small banks** through **high-volume, low-cost customer acquisition** driven by its **full-featured BaaS platform**



BM Technologies is able to **capture deposits for Partner Banks** from the **dissatisfied customers of big banks** and **undercut smaller banks** struggling with customer acquisition

1) Source: USBL "Banks Ranked by Total Assets", June 2019.

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| 14 $250 $ 3 50 $250 $ 1 ,500 $1,500 $400 $0 $ 2 00 $ 4 00 $ 6 00 $ 8 00 $1 , 000 $1 , 200 $1 , 400 $1 , 600 Credit Cards Retail Checking Accounts Consumer Lending High - Volume, Low - Cost Customer Acquisition Strategy Implemented B2B2C Approach in the Higher - Ed and Telecom Industries BM Technologies achieves a lower Customer Acquisition Cost relative to others in the banking industry by leveraging its disruptive distribution model , which leverages its partners’ loyal customer base and brand affinity BM Technologies Customer Acquisition Estimated Industry Customer Acquisition Cost (1)(2) 1) ARK Investment Management LLC, “Customer Acquisition Costs Per Customer For Financial Products”, 2018 2) BM Technologies’ CAC is calculated based on LTM total Marketing and Client Operations expenses net of subscription fees paid to BM Technologies for Higher Ed clients; divided by LTM newly active accounts 3) If the subscription fees paid by Higher Ed institutions to service their disbursements business were backed out of the net cost of acquisition, BM Technologies’ CAC would be $26.78 x BM Technologies drives customer acquisition and marketing engine through a differentiated distribution model x Rapid penetration into partners’ loyal, ingrained customer base x Ability to leverage partners’ brand equity to establish trust and accelerate adoption x Derives significantly lower customer acquisition cost than a traditional bank by leveraging existing customer base 2 Implied CAC C o s t D iffe r e nti al u p to $1,490 BM Technologies CAC: $9.63 (3)

BM Technologies

3a Collaborations with Large, Highly Attractive Brands

White-Label Banking Case Study: T-Mobile MONEY

Relationship Overview

- Partnered with T-Mobile to launch T-Mobile MONEY in 2019
- Offers no account fees and 4% interest on balances up to $3k for T-Mobile customers
- T-Mobile MONEY extended to the Sprint customers in August of 2020
- Contract was recently extended to 2023 with option to renew for additional 2-year periods

Win – Win Relationship

✓ Strong customer retention program for T-Mobile
✓ New BM Technologies customers (deposits for Partner Banks)

Partnership Highlights

"Traditional banks aren't mobile-first, and they're definitely not customer-first. As more and more people use their smartphones to manage money, we saw an opportunity to address another customer pain point," said John Legere, former CEO of T-Mobile (April 2019) (1)

"Today, more than ever, it is absolutely critical that people keep more of their hard-earned money in their pockets. T-Mobile MONEY customers get an industry leading return on their money, with zero fees, so they keep more, and grow more, the way it should be," said Mike Sievert, CEO of T-Mobile (August 2020) (2)


Say goodbye to account fees.
It's your money. Keep it. No overdraft fees. No maintenance fees. No fees at Allpoint® ATMs. No minimum balance.
Sign up
See how we compare
T Mobile MONEY
Account Type | Checking | Core Checking | Total Checking | Everyday Checking
Monthly fee | $0 | $12 | $12 | $10
No-Fee Acct Balance Minimum | $0 | $1,500* | $1,500** | $1,500***
Overdraft Fee | $0 | $35 | $34 | $35
No-fee ATMs | 55,000 | 16,000 | 16,000 | 13,000


Earn 50X more
That's 50X more than the average U.S. checking account interest rate.** Everyone earns 1.00% APY* on all balances. T-Mobile wireless customers with qualifying service can earn 4.00% APY* on balances up to $3,000 and 1.00% APY after that in their T-Mobile MONEY checking account by depositing at least $200/month and registering for perks.
* Click here for APY details or see below.
** Based on information provided by the FDIC as of 2/13/20.
T-Mobile MONEY
earn 4.00% APY
National average checking account rate
<.06%

1) Per T-Mobile press release; Bye, *"Big Banks. Hello, T-Mobile MONEY Introducing Your No-Fee, Interest-Earning, Mobile-First Checking Account"* – April 18th, 2019;
2) Per T-Mobile press release; "It Pays (Literally) To Be With The Un-Carrier; Full T-Mobile MONEY Benefits Extend To Sprint Customers" – August 24th, 2020

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3b Collaborations with Large, Highly Attractive Brands

Recently Announced Collaboration with Google Pay

Relationship Overview

On August 3rd, 2020, BM Technologies announced an execution of an agreement with Google to introduce digital bank accounts.

BankMobile | G Pay

Highlights

- ✓ Google Pay will provide the front-end user experience which will have some aspects unique to the higher education market from the standard Google Plex account
- ✓ The product will be built upon BM Technologies' existing infrastructure
- ✓ Product will be offered through BM Technologies' existing higher education distribution channel which serves approximately one in three college students through relationships with approximately 725 campuses
- ✓ Planned launch in 2021

Win – Win Relationship

- ✓ Increase the percentage of college students that choose to receive a disbursement through the opening of a BankMobile account
- ✓ Provide students new tools that will assist in budgeting and offer personal financial insights

Partnership Highlights

"Google is excited to partner with BankMobile in enabling a digital experience that is equitable for all and meets the evolving needs of a new generation of customers. We believe that we can use our technology expertise to benefit users, banks and the entire financial ecosystem." - Felix Lin, Vice President at Google (August 2020) (1)

"We are thrilled to be collaborating with Google to offer our student customers enhanced digital bank accounts. Many of our student customers today are struggling to manage their money as they work part-time and attend school. Through our collaboration with Google we believe we can provide these students with the appropriate financial tools to help them navigate through these difficult situations successfully" – Luvleen Sidhu, CEO, BM Technologies, Inc. (August 2020) (1)

1) Source per Press Release: *BankMobile Announces a Collaboration to Offer Digital Bank Accounts* – 8/3/2020

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4a BM Technologies Delivers a Full-Service Digital Banking Platform

BM Technologies

Key Capabilities, Products and Technology Platform

BaaS Offering

BM Technologies brings the whole bank to partners…

Partner

"Banking as a Service Offering"

- A Omni-Channel Digital Banking
- B Modern Technology Platform
- C Full-Service Banking Support
- D Bank Partnerships

- ✓ All digital channels and bank technologies delivered including mobile, web, Alexa, APIs and US payment systems
- ✓ Out of the box capabilities supported including customer care, compliance, fraud mgmt., deposit / loan operations and debit card printing
- ✓ Flexible connections to banks via partner-specific banking APIs

A Branded Digital Banking Apps

… with a tailored signup and branded bank UX…



Good afternoon, Richard!
Good afternoon, Jane!
$825.00
$502.00
debit
5213 7700 0000 0000
CARDHOLDER NAME

- ✓ Frictionless onboarding and omni-channel apps
- ✓ Full primary bank relationship support, including transfers, remote deposit capture, P2P, bill pay, ATMs, cash-in and physical/digital debit cards
- ✓ Gamified cross-industry offers and perks

B Modern Cloud-Based Technology Platform

… enabled by tech designed for partner integration

BaaS Customer Hub APIs

- Bank Product Data
- Digital Activity Data
- Partner Data

Azure Cloud

Core Banking Systems

- Payments
- Checking
- Savings
- Credit

- ✓ Near-real-time APIs with aggregated data enables partner-specialized, customer-centric experiences
- ✓ Core banking systems provide primary account features at ultra-high reliability
- ✓ Modern cloud enables consistent re-use across multiple partners, tested on millions of accounts

Note: BM Technologies is not a bank and does not provide banking services. BM Technologies is a technology provider that facilitates deposits and banking services between a customer and an FDIC insured partner bank. Any reference in this presentation to "banking" or "banking services" is in reference to BankMobile providing services between a customers and a partner bank. The BankMobile brand and trademark is only used in reference to services being provided between a customer and an FDIC insured partner bank

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4b *continued* -

Deliver Full-Service Banking Platform to Partners' Customers

BM Technologies

Attracts Customers Through Digital Channels and Provides Back-Office Support in One Solution

BM Technologies delivers a full-service, centralized and customer-centric experience while alleviating the back-office and administrative burden for white-label partners

C Full-Service Banking Support

- Deposit Operations
- Compliance Solutions (KYC, AML, BSA, Etc.)
- Call Center Operations
- Debit Card Issuance
- Physical ATM Access
- Information Security
- Fraud Management
- Data Analytics / Reporting
- Core Processing

D Access to a Partner Bank

- Established Bank License
- Regulatory Approvals
- FDIC Insured Deposits
- Integrated, Flexible APIs
- Streamlined Payment Rails
- Loan Underwriting

Note: BM Technologies is not a bank and does not provide banking services. BM Technologies is a technology provider that facilitates deposits and banking services between a customer and an FDIC insured partner bank. Any reference in this presentation to "banking" or "banking services" is in reference to BankMobile providing services between a customers and a partner bank. The BankMobile brand and trademark is only used in reference to services being provided between a customer and an FDIC insured partner bank

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BM Technologies

5 Competitive Positioning

Complete Digital Banking Platform

Illustrative Competitive Landscape

Representative Firms	BM Technologies	Chime, Chase, Varo, TD Bank, Wells Fargo	Green Dot, BBVA	Synapse, Marqeta	The Bancorp, Cross River, Evolve Bank & Trust
Competitive Differentiation	**White-Label**	Consumer Banks & Neo Banks	BaaS Banks	Fintech BaaS Providers	White-Label Charters
Extreme partnership tailoring *Deep customer experience integration*	●	○	◑	◑	◑
Full-BaaS Model *Complete white label digital banking platform (compliance, deposit operations, fraud management, customer care, etc)*	●	○	◕	◑	◔
Branded Digital Banking *Offer full white label digital bank app on mobile and web*	●	○	◔	○	○
Revenue share / great consumer prices *Partnerships drive low CAC & blended offers. Planned Durbin exempt bank*	●	○	◕	◑	◑

BM Technologies' ability to customize and integrate a fully branded front and back end experience is a differentiating approach and key to partners who have a strong brand relationship with their customers

Why BM Technologies Wins

- Partnership model offering turnkey, fully branded digital banking platform.
- Deep experience and long history in B2B2C banking
- Superior service, delivering executive oversight and fully-supported implementation
- Delivers interchange revenue share potential from all account activity

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6 Distribution Through Market Leadership Position in Higher-Ed

Deeply Embedded Campus Relationships Allow for Customer Acquisition and "Customer for Life" Strategy

U.S. Higher-Ed Student Disbursement Market Share[1]

Total Addressable Market is 20M students and replenishes every year[2][3]



BankMobile
31%
Software
19%
Payment Providers
Other[5]
18%
2%
National Banks
In-House Capabilities
30%

Exclusive, Long-Term and Contractual Campus Relationships

- ✓ Long-term embedded university client base of approximately **725 campuses**
- ✓ SSE retention rate of over **98%**[4]
- ✓ Average client tenure **> 5 years**
- ✓ Typical new contract term is **3 – 5 years** with auto-renewal periods of various lengths
- ✓ Active pipeline of **~1M** students
- ✓ Expect prepaid providers to be a minimal threat as regulations have made it more difficult for prepaid operators

Benefit of the Higher-Ed Business

- ✓ Access to **~1 in every 3** college students in the U.S.
- ✓ Ability to create **"customer for life"** through selling additional financial services products as students graduate
- ✓ Proven scale generating approximately **$60M** in annual revenues with nearly **2M** accounts currently on the platform
- ✓ Scalable technology distributing more than **$10B** of payments a year

Recent Developments

- ✓ BMT is in active implementation and negotiations on **2 new Partnerships** that are intended to increase product offerings to schools and increase adoption of BMT products by SSEs.
- ✓ BMT's mix of SSE's is weighted towards local, two-year institutions
- ✓ Management believes BMT's segment exposure could perform better than more expensive, private, four-year schools, by offering a better value proposition particularly if remote learning becomes more common or required
  - **87% of SSE at better value "public" schools**
  - **Active pipeline of schools with ~1M SSEs**

Note: SSEs refers to Signed Student Enrollment
1) Per BM Technologies internal sales database and estimated student market size based on SSEs
2) National Center for Education Statistics. "Enrollment and Employees in Postsecondary Institutions, Fall 2015; Financial Statistics Academic Libraries, Fiscal Year 2015", February 2017
3) ~3M SSEs are considered non-addressable (beauty schools, trucking schools, etc.)
4) Represents one minus the annual SSE attrition over beginning of the year SSE count
5) Includes credit unions, regional banks, other software providers, unknown, etc.

| 20

| 21 Income Statement – Historical & Forecasted Note: 2020 – 2022 forecasted figures incorporate additional public company cost upon consummation of the SPAC merger transaction. Forward looking financial projections assume white label business achieves significant forecasted growth. These figures are subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management. 1) 2019 financials are shown pro forma for BM Technologies’ current deposit servicing and expense agreements with Customers Bank; see page 42 for reconciliations to Pro Forma Core Financials 2) EBITDA is a Non - GAAP financial measure; see page 43 for reconciliations to Non - GAAP financial measures Historical & Projected Income Statement Revenue Breakout by Major Categories Ca rd Re v enue 39% Other Fees 2% D epo s it Se r vici n g Fees 33% Interchange and MasterCard incentive income based on card activity and out - of - network ATM fees r epl a ce m e nt fees Various nominal other fees, including fees associated with cash deposits colleges based on enrollment size, competitive marketplace and disbursement channels and options U nive rs ity Fees 8% Fee charged to partner bank(s) based on average balances of serviced deposits Highly Attractive Business Model 7 % of Total 2020 Revenues 2019 Pro Forma Core (1) 2020 Pro Forma Core (1) 2021E 2022E Pro Forma Core Revenues ($mm) $61.3 $66.7 $104.0 $144.4 Less: Tax Expense ($mm) 0.0 0.0 1.5 8.0 Account Fees Monthly account fees, wire fees and card Pro Forma Core Net Income ($mm) ($12.1) ($9.8) $4.7 $25.3 17% Average Serviced Deposits ($mm) $548.5 $750.1 $1,381.4 $2,335.0 YoY Growth Subscription and transactional fees charged to Average Serviced Deposits 37% 84% 69% Less: Pro Forma Core OpEx (Excl. Deprec. & Amort.) ($mm) 63.6 63 . 1 8 2 .6 94.1 Pro Forma Core EBITDA ($mm) ( $2. 2 ) $3 . 5 $21.5 $50.3 Less: Interest Expense ($mm) 0.5 1.4 0 . 6 0.3 Less: Deprec. & Amort. ($mm) 9.3 11.9 14 . 7 16.7 Pro Forma Core Pre - Tax Income ($mm) ($12.1) ($9.8) $ 6 .2 $33.3 Pro Forma Core Revenues 9% 56% 39% Pro Forma Core OpEx (Excl. Depreciation & Amortization) (1%) 31% 14% Pro Forma Core EBITDA - 505% 134% Pro Forma Core Net Income - - 442%

Demonstrating Strong Performance Across Key Metrics

BM Technologies

Key Performance Indicators – Metrics of Company Success

Card Spend Q4 ($M)



23%
$557
$682
Q4'19
Q4'20

Comments:

Strong growth driven by significant increases in both Higher Ed and White Label

Definition:

The aggregate amount of spend on debit cards in Q4 2020 vs Q4 2019

Card Spend YTD ($B)



18%
$2.37
$2.79
2019
2020

After falling 2% YOY in Q1, Debit Card spend grew 32% in Q2 and 24% in Q3, and 23% in Q4

The aggregate amount of spend on debit cards in 2020 vs 2019

EoP Serviced Deposits Q4 ($M)



139%
$401
$960
Q4'19
Q4'20

Growth driven by increase in accounts, organic deposits, and boosted by federal stimulus programs

Aggregate, end of period balance of serviced customer deposits across all business lines

Organic Deposits YTD ($B)



33%
$1.41
$1.88
2019
2020

Growth driven by stronger performing accounts and boosted by federal stimulus programs

Cash inflows to end user deposit accounts, not attributable to higher education disbursements or white label partner incentive payments

Higher Ed Account Retention



1%
98.5%
99.4%
3-Yr Avg
2020

2020 retention is above average of trailing 3 years' retention

Calculated as one minus the annual SSE attrition over beginning of the year SSE count

Interchange Rate YTD



-8%
0.81%
0.74%
2019
2020

Decline due to impacts of COVID (increase in average ticket size and changing consumer merchant mix). We expect some positive revision in 2021

Represents the amount of revenue for each debit card transaction, including interchange maintenance paid by partner bank, net of network costs, as a % of debit spend

| 22

Case Study: Higher Education Business

Illustrative Example of how Student Loans or Grants flow to Higher Education Institutions and onto Students (how proceeds flow)

Federal & Private

$260 Billion

Total Aid and Non-Federal Loans for 2018 & 2019[(1)]

Loan or Grant: $10,000

Colleges & Universities

Tuition: $8,500

BankMobile VIBE *Disbursement*

Refund: $1,500

Students

Collaboration on enhanced offering planned to launch 2021

BankMobile VIBE + G Pay

or

ACH Transfer to Another Bank or Check

Books

Housing and Food

Travel and Other

Eliminating Complexity for Schools:

- ✓ Disbursement Timing
- ✓ Department of Ed Compliance
- ✓ Service & Staffing Needs
- ✓ Technology Demands
- ✓ Audits & Record Keeping

BM Technologies Revenue Opportunities

Higher-Ed Partners

- Subscription Fees from Higher-Ed Clients
- Transaction Fees from Higher-Ed Clients

Student and Non-Student Customer Accounts

- Interchange Revenue on Customer Activity
- Service Fees for Wire, Foreign ATM Transactions
- Account Maintenance Fees for Non-Students
- Deposit Servicing Income from Serviced Deposit Balances

1) CollegeBoard, "Trends in Student Aid 2019".

| 23

Higher-Ed Business Unit Value Creation

BM Technologies


Bank Partners
Fees from Bank Partners
Low-Cost Consumer Deposits
Subscription and Other Fees
Higher-Ed Campus
BM Technologies
Manage Disbursement Process
Disbursement Distributed Through BankMobile Vibe Account
Account Holder
Card Usage Drives Interchange Fees Paid by Merchant, Customer Pays Some Account and Usage Fees (e.g., ATM, Card Re-Issue, etc.)

Benefits of a BankMobile Account

- High tech digital banking product
- Competitive interest rates
- Student focused special discounts from partners (digital study tools from Bartleby and financial support services from Billshark)
- Free national ATM access
- Financial education
- Low fees

| 24

New Business Total BMT Higher Ed New Business Total BMT Higher Ed Note: New Business includes White Label Partners and Workplace Banking; EOP Serviced Deposits refers to End of Period Serviced Deposit Balances. Shaded portion of December 2020 “Number of Open Accounts” denotes adjustment for inactive accounts cleansed annually | 25 Number of Open Accounts 1 2 3 4 5 6 7 8 9 1 0 1 1 1 2 New Business Verticals Performance Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Q4 '19 Q1 '20 Q2 '20 Q3 '20 Q4 '20 - 1 00 2 00 3 00 4 00 Q4 '19 Q1 '20 Q2 '20 Q3 '20 Q4 '20 EOP Serviced Deposit Balances ($MM) Card Spend ($MM) Q4’20 Q4’20 86% 579% Q1’20 31% Q2’ 2 0 52% 25 0 % Q3’20 84% 343% 9% 74% Q1’20 18% 770% Q2’20 Q3’ 2 0 12% 21% 123% 79% Q oQ Growth YoY Growth • Over the last twelve months, quarterly card spend has more than doubled and the number of accounts has grown by nearly 75% • Serviced deposit balances are growing exponentially and have grown by over 570% in the last twelve months • Overall growth is driven by both increasing number of accounts and average account performance • New Business Account Level Metrics: • EOP Serviced Deposits Balances up 211% YoY per Account • Quarterly Card Spend up 29% YoY per Account Q2’20 44% 5 40% Q3’20 Q4’20 23% 7% 1 8 0% 1 29% Account Level Performance of the New Business Verticals EOP Serviced Deposit Balances per Account ($) Card Spend per Quarter Per Account ($) Q1’20 QoQ Growth 22% YoY Growth 1159% QoQ Growth YoY Growth 869% Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec

White-Label BaaS Market Opportunity

BM Technologies

Massive Identified Addressable Market

Existing Identified Market	>50 Million Prospects
+	
Customer Pipeline related to New White-Label Partners(1)	~150 Million Prospects
=	
Total Identified Market	>200 Million Prospects

Key Market Attributes of Target Partners

Established Brand Equity
Ability to leverage market-trusted image in co-branded marketing materials, as well as UX and App

Immense, Captive Customer Base
Massive, underserved customer bases provide a deep pipeline of sticky customers to market to

Strong Customer Loyalty
Immensely loyal, existing customer base in need of financial and digital banking solutions

Diverse Marketing Channels
Deeply ingrained marketing channels to promote co-branded platform and increase awareness

Numerous Natural Checkout Moments
Effortless, omni-channel checkout points retain customer dollars within the Banking-as-a-Service ecosystem

BM Technologies is targeting to add one new large partner per year and is currently in multiple RFP processes

1) Represents customer reach of identified White-Label prospects initiated in partnership conversations with BM Technologies; BM Technologies acknowledges that there is likely to be customer overlap amongst white-label customers and industry verticals

| 26

BM Technologies

Our B2B2C Differentiation

Low Acquisition Costs, High Adoption Rates

- Digital First / Branchless
- Large Aggregators of Consumers
- Trusted Brands
- Natural Checkout Moments

Competitive Economics

- "Durbin Exempt" Interchange-Only Model
- Low Fee Banking with Benefits
- Reduced On-Partner Expense
- Attractive Revenue Share

Competitive Advantage

- Large Banks Unable to Compete on Interchange Alone
- Small Banks Unable Invest Adequate $ to Build BaaS Platform
- Regulators Wary of Allowing Fintechs Without Banking Acumen to Scale(1)
- Chartered, FDIC-Insured, Not-Prepaid Partners

Deep Experience

- Deep Expertise in B2B2C Banking
- > 2 Million Accounts
- Launched Partnership with T-Mobile via TMM
- Proven Service & Delivery Model

1) The Wall Street Journal; *"Judge Denies Federal Authority to Issue Fintech Bank Charters"* – October 2019

Note: BM Technologies is not a bank and does not provide banking services. BM Technologies is a technology provider that facilitates deposits and banking services between a customer and an FDIC insured partner bank. Any reference in this presentation to "banking" or "banking services" is in reference to BM Technologies providing services between a customers and a partner bank. The BankMobile brand and trademark is only used in reference to services being provided between a customer and an FDIC insured partner bank

| 27

BM Technologies

Experienced Management Team

Vision and Experience to Execute

Management Team



Luvleen Sidhu

CEO and Co-Founder

FinTech Woman of the Year[1]

Industry Experience
9+ Years



Bob Ramsey

Chief Financial Officer

Industry Experience
20+ Years



Robert Diegel

Chief Operating Officer

Industry Experience
35+ Years



Warren Taylor

Chief Customer Officer and Co-Founder

Industry Experience
35+ Years



Andrew Crawford

Chief Commercial Officer

Industry Experience
23+ Years



Melanie Mathias

Head of Marketing

Industry Experience
20+ Years



Jamie Donahue

Chief Digital Officer

Industry Experience
25+ Years



Hans Fleming

Head of Business Development

Industry Experience
25+ Years

By the Numbers

~24 Years	Average Industry Experience
257	FTEs[2]
Most Innovative Bank	Industry Recognition

Key Industry Expertise

- FinTech
- Banking
- Compliance / Risk Management
- Operations
- Finance
- Digital Marketing

1) 2019 LendIt Fintech Industry Awards
2) As of 12/31/2020

| 28

BM Technologies

Tremendous Platform Growth Opportunity

Multiple Levers to Accelerate Growth

Expand Student Adoption and Create Long-Term Customer Relationships by Expanding Access to Credit Products

- ✓ Continue to add new SSEs
- ✓ Increase adoption rates through new partnerships
- ✓ Expand bank partnerships to expand access to credit

Further Expand Within Existing White-Label Partnerships

- ✓ Drive strong organic growth by successfully executing on our customer acquisition and engagement strategies

Continue to Add New White-Label Partners

- ✓ Continue RFP process and strategic discussions with vetted blue-chip, white-label partners to tap into their loyal customer bases

Expand Distribution Channels and Product Offerings

- ✓ Distribute the platform through new channels to open up incremental TAM

Strategic M&A

- ✓ Capitalize on robust universe of marketplace lenders, Personal Financial Management ("PFM") players, and vertical higher-ed software acquisition targets

| 29

Financial I n f or m a ti o n

Financial Summary

Pro Forma Core Financial Metrics

($ in millions)	2020	2019	*YoY Chg*		Commentary
Interchange and card revenue	$26.3	$28.1	($1.8)	*(7%)*	• Interchange and card revenues declined, despite 18% growth in card spend due to $1.3 mm drop in ATM related revenue and reduced interchange fee rates
Deposit servicing fees	22.3	16.5	5.8	*35%*	• Deposit servicing fees increase of 35% driven by increase in average deposit balances
Account fees	11.3	10.9	0.4	*3%*	
University fees	5.3	5.0	0.4	*7%*	• University fees benefitted from COVID-related services provided to new, non-subscription clients
Other	1.5	0.9	0.6	*73%*	
Pro Forma Core Revenues	**$66.7**	**$61.3**	**$5.3**	***9%***	
Pro Forma Core OpEx (Excl. Depr. & Amort.)	63.1	63.6	(0.4)	*(1%)*	• 2020 expense levels benefitted from contract optimization initiatives launched in 2H 2019 • Additional benefits expected to be realized from operating leverage initiatives implemented in October 2020
Pro Forma Core EBITDA	**$3.5**	**($2.2)**	**$5.8**	***NM***	
Less: Interest Expense	1.4	0.5	0.9	*NM*	• Interest on debt
Less: Depreciation & Amortization	11.9	9.3	2.6	*29%*	• Increase in depreciation and amortization expense in 2020 driven by launch of white label products and amortization of capitalized development expenses
Pro Forma Core Pre-Tax Income	**($9.8)**	**($12.1)**	**$2.3**	***(19%)***	
"NM" refers to chagnes greater than 150%					
Total Serviced Deposits - EoP	**$960**	**$401**	**$559**	***139%***	• Significant growth in balances and spend in 2020
Total Debit Spend	**$2,791**	**$2,370**	**$422**	***18%***	

Source: Company management

Note: Refer to Reconciliation to Pro Forma Core Financials on page 43; Growth rates over 150% deemed not meaningful – "NM"

| 31

| 32 2019 P r o Fo r m a 202 0 E 202 1 E 2 0 2 2 + 2 5% Cost Controls and Revenue Growth Drive Operating Leverage Focus on Expense Control as BMT Initiatives Launch and Exit “Build” Phase R ec ur r i n g Annual Savings OpEx S a vi n g s Rate (2) 1) Majority of savings related to reducing costs of variable services. 2020 projected savings of $10mm calculated by comparing actual costs with projected costs using 2020 account activity and previous agreements and processes 2) Based on 2019 total expenses minus depreciation and amortization Note: 2019 Pro Forma Revenues Ongoing $10mm Annualized Benefit • Initiatives focused on c o n t r a c t opt i m i za t i on and p r o ce s s au t o m a t i on a n d resulted in permanent r e du c t i on t o c o s t ba s e • Benefits began in 2H 2019 and i n cl u d e d $5 m m sav i n gs in 2019 Contract Optimization Initiative (1) Operating Leverage Initiative Ongoing $7mm Annualized Benefit • Operating leverage initiatives, i n cl u d i n g r e o r g an i z a t i o n , automation, and vendor n e g ot i a t i o n s l aun c h e d i n Q4 2020 20 1 9 2 0 20 20 2 1 Focus on Expense Man a g e m e nt Mai n t a i n i n g Re ve nu e H i gh Growth B e y o n d $ 1 7 m m B MT F o r ec as t R e v e n u e s 2 0 22 E +

| 33 R e v en u e 2 1% 2021E (4) • Signed Student Enrollments (“SSEs”) Source: BM Technologies management 1) Non - GAAP, see slide 42 2) Represents one minus the annual SSE attrition over beginning of the year SSE count 3) Reflects 2020 $ 1 1 . 7 b n T o t al S tu d e n t R e f un d Dollars Processed (3) $ 9 6 0mm E o P S e r v i ced D e po s i ts (3) $ 2 . 8 b n Debit Spend (3) 4) Reflects forecasted full year 2021 data; Forecasted Revenue and EBITDA set forth on “Income Statement History and Forecast“ on slide 22 & 32; EBITDA is a Non - GAAP financial measure which can be reconciled on page 43; Forward looking financial projections assume white label business achieves significant forecasted growth. These figures are subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management >5mm * SSEs (1) BM Technologies Serves Approximately 1 in 3 of all US College Students $ 6 7 m m >2mm A cc o u n ts (1) >9 8% Higher - Ed Client Retention (by SSEs) (1)(2) 2 0 20 R e v e nu e $ 1 04mm 2021E (4) E B IT D A Ma rgi n Financial & Operating Highlights BM Technologies’ Model has enabled it to establish a highly attractive financial & operating profile

Valuation Overview

BM Technologies

- Enterprise Value multiples are valued at a significant discount when looking at 2021E EBITDA and revenue

Public Comparable Companies [1]



EV / 2021E Revenue Multiples
1.5x
16.1x
6.5x
8.2x
6.9x
BM Technologies [2]
Digital Financial Platforms
Bank Tech
Payment Tech and Software Sol.
B2B/Card Issuers & Processors

Public Comparable Companies [1]



EV / 2021E EBITDA Multiples
7.3x
20.2x
27.4x
18.5x
BM Technologies [2]
Bank Tech
Payment Tech and Software Sol.
B2B/Card Issuers & Processors

- Private market valuations for US and Int'l Neobanks using disclosed valuations and number of accounts [3]

Valuation / Customers



Average: $546 per Customer
$71
$1,208
$280
$735
$700
$550
$323
$500
2019 Avg Rev per Customer [4]
BM Technologies: $30
Revolut: $31
Monzo: $27
BM Technologies
chime
STASH
nu bank
N26
Revolut
monzo
Aspiration

	BM Technologies	Chime	Stash	Nubank	N26	Revolut	Monzo	Aspiration
Valuation ($mm)	$156.9mm	$14,500mm	$1,400mm	$25,000mm	$3,500mm	$5,500mm	$1,548mm	$1,000mm
Accounts[3] (millions)	2.2 mm	12mm	5mm	34mm	5mm	10mm	4.8mm	2mm

	Enterprise Value / 2021E Rev.	Enterprise Value / 2021E EBITDA
Digital Financial Platform Comparables		
SoFi	15.0x	NM
Moneylion	17.3x	NM
Median	**16.1x**	**NM**
Bank Tech Comparables		
FIS	8.0x	17.9x
Intuit	10.9x	30.7x
Fiserv	6.5x	16.6x
ADP	5.3x	21.4x
Jack Henry	6.3x	19.8x
Temenos	11.2x	24.5x
Q2	13.0x	NM
ACI Worldwide	4.4x	15.4x
Bottomline Tech.	4.3x	20.6x
Median	**6.5x**	**20.2x**
Payment Technology and Software Solutions Comparables		
PayPal	11.3x	38.4x
Square	8.2x	NM
Repay	12.1x	28.3x
Global Payments	9.5x	20.2x
i3 Verticals	4.5x	17.1x
Shift4 Payments	4.5x	32.2x
Paya, Inc.	7.4x	26.6x
Median	**8.2x**	**27.4x**
B2B / Card Issuers & Processors Comparables		
FleetCor	10.2x	18.5x
WEX	6.9x	17.1x
Alliance Data Systems	4.9x	16.1x
Worldline	4.9x	19.6x
EML Payments	8.5x	27.5x
Median	**6.9x**	**18.5x**

Source: Capital IQ & FactSet Research Systems, Inc.; Market data as of 3/5/2021
Note: Multiples exclude valuations less than 0.0x and greater than 50.0x; Peer data reflects consensus estimates
1) Reflects median values for comparable companies in each respective industry
2) Forecasted Revenue and EBITDA are set forth on "Income Statement History and Forecast" on slides 22 & 32; EBITDA is a Non-GAAP financial measure which can be reconciled on page 43
3) FT Partners Research, "The Rise of Challenger Banks", Business Insider, TechCrunch and Bloomberg; References to number of customers is assumed to apply accounts; BMT account data as of 12/31/2020
4) See slide 39; 2019 Ending Revenue reported by Monzo and Revolut / Avg # of customers throughout the year. Conversion at 1.29 USD to GBP; https://sifted.eu/articles/a-comparison-of-uk-top-three-digital-banks/

| 34

Investment Thesis

Unique Opportunity to Invest in a Premier Brand Positioned for Significant Growth

BM Technologies

Recognized Market Leader

- Among the Largest Digital Banking Platforms
- Proprietary "BaaS" Technology
- High-Volume, Low-Cost Acquisition Model
- Full Suite of Banking Products Through Partner Banks

Rapid Market Expansion

- Higher-Ed
- White-Label Partnerships
- Workplace Banking

Best-in-Class Digital Bank

- Sophisticated Capabilities
- Frictionless Onboarding
- Powerful Customer Acquisition
- Proprietary Infrastructure
- Dynamic Consumer Data

Positioned For Significant Growth

- Planned 2021 Launch of Collaboration with Google Pay
- White-Label Partner Expansion
- New White-Label Partner Additions
- Distribution Channel and Product Offering Expansion
- Strategic M&A

Strong Financial Profile

$66.8M
2020 Revenue

26%
2019 - 2021E Pro Forma Core Revenue CAGR

$960M
2020E EoP Serviced Deposits

37%
2020E Avg. Service Deposit Growth

18%
2020E Debit Spend Growth

| 35

Appendix

| 37 $43 4 $ 20 7 $ 46 0 $ 30 4 $ 12 . 7 0 $ 1 3 . 5 0 $1 3. 8 0 $ 1 9 . 6 0 BM Technologies Average Account Performance Comparison $3 2 $3 0 $ 2 7 $ 3 1 Revenue per Account (1) EOP Serviced Deposits per Account Card Rev per Account (2) BM Technologies compares favorably with both Monzo and Revolut on key metrics Revolut reported 10mm customers at the end of 2019 and was last valued at $5.5B Monzo reported 4.8mm customers as of 12/2/20 and was last valued at ~$1.5B Key Operating Metrics Comparison against Leading UK based Digital Banks Illustrative Analysis H ig h lig h t s 1) Total reported revenue divided by average number of customers throughout the year calculated using beginning and end of year customer counts. Customer counts identified using either disclosed number of accounts or customers.; 2) Reported by Monzo as Net fee and commission income; Reported by Revolut as Card & Interchange; (3) Latest private market valuation divided by number of accounts for Monzo and Revolut; Transaction valuation divided by number of accounts for BM Technologies; See Page 34; (4) Net of $10.7mm Fee and Commission Expense Source: https://sifted.eu/articles/a - comparison - of - uk - top - three - digital - banks; Revolut and Monzo Annual Reports; FT Partners Research, “The Rise of Challenger Banks”, Business Insider, TechCrunch and Bloomberg; Note: Exchange Rate of GBP to USD = 1.29 for all Monzo and Revolut data; Monzo data is Fiscal year end Feb 29,2020 and Revolut data is year end Dec 31, 2019; BM Technologies Revenue is pro forma core revenue 2020 2019 F i scal 2019 (4) 2020 2019 F i s c al 2019 2019 2020 2019 Fiscal 2019 (4) 2019 $7 5 $ 55 0 $32 3 Valuation per Account (3) 2019

BMTechnologies

Business Model Comparables

Degree of Comparability

Higher

Lower

	Similarities to BMT	Differences to BMT
"NeoBanks"	• **Competitive product to the end consumer** - digital checking and savings accounts with features that include two-day paycheck , etc • **Generates the vast majority of its economics from the digital bank accounts**	• Key business model differentiation is the **BMT utilizes a B2B2C distribution** strategy rather than marketing to consumers directly which enables very low customer acquisition costs • BMT generates some subscription revenue
Payments & Cards	• The **largest source of revenue for BMT is interchange fees** generated from card payment processing	• BMT also **generates some revenue from deposit servicing and subscription services** • **BMT provides Banking-as-a Service functionality to third parties**
Bank-Technology	• **Provides Banking-as-a Service functionality to third parties**, allowing them to engage their existing customers with branded financial services like checking and savings accounts	• QTWO and many other bank technology providers **primarily generate revenue through software subscriptions**. BMT generates the majority of its revenue through usage of the digital bank accounts
Chartered, Full-Stack BaaS	• **Provides Banking-as-a Service functionality to third parties**, allowing them to engage their existing customers with branded financial services like checking and savings accounts • Generate a **mix of interchange income and deposit related income**	• **BMT is not a chartered bank**, whereas GDOT, Bancorp and others are banks • **GDOT generates most of their revenue from prepaid cards** whereas BMT does not provide any prepaid cards • **BMT does not originate any credit** or take any loans on their balance sheet

| 38

BMTechnologies

Capitalization and Ownership

Equity Capitalization Summary [1]

Party	Share Count (millions)	% of Total
Shares Issued to CUBI Shareholders	4.9	40.0%
Former MFAC Public Shareholders	2.7	21.7%
PIPE Investors	1.9	15.7%
BMTX Employees	1.3	11.1%
MFAC Sponsors	1.2	9.9%
MFAC Advisors	0.2	1.6%
Total	**12.2**	**100.0%**

Capitalization at Closing

Share Price (as of 3/15/21)	$13.09
Total Shares Outstanding	12.2
BMTX Equity Value	**$159.7**
Cash, Net of Debt [2]	2.8
Enterprise Value	**$156.9**
BMTX 2020 Pro Forma Core EBITDA ($mm) [3]	**$3.5**
BMTX 2021E Pro Forma Core EBITDA ($mm) [3]	**$21.5**
BMTX 2021E Pro Forma Core Revenue ($mm) [3]	**$104.0**
EV / 2020 Pro Forma Core EBITDA	**44.8x**
EV / 2021E Pro Forma Core EBITDA	**7.3x**
EV / 2021 Pro Forma Core Revenue	**1.5x**

Note: Analysis assumes $27.7 million cash held in the trust account by MFAC related to existing MFAC public stockholders (reflects current amount following the November 2020 shareholder redemption period), shares will remain outstanding and cash will be available for use in the SPAC merger transaction

1) Reflects remaining Class A shares following November 2020 redemption period
2) Reflects pro forma intercompany debt after partial paydown
3) Pro forma core Revenue and EBITDA set forth on "Income Statement History and Forecast" and "Reconciliation to Non-GAAP Financial Measures" on slides 32 and 43, respectively

| 39

| 40 Reco nciliation to Pro Forma Core Financials Sourc e: Compa ny m ana ge m e nt Pro Forma Core Adjustments Revenues and expenses have been presented on a “pro forma core” basis to illustrate past periods as if the current deposit servicing agreement had been in place, and to remove non - recurring, one - time costs for merger expenses and Department of Education settlement 1 Pro Forma adjustment to revenue to reflect BMT’s current deposit servicing agreement in all periods, whereby BMT receives of 1.50% for deposit servicing plus 1.50% for NIM Sharing, plus fraud reimbursement, less certain interest expense. 2 3 Adjustment to remove non - cash WIP Write - down for discontinued product, net of partner cost reimbursements 1 2 3 4 Pro Forma Core Revenues minus Pro Forma Core Operating Expenses 4 Adjustment to remove non - core/nonrecurring merger and Department of Education settlement expenses related to legacy Higher One business now assumed by BM Technologies 1

| 41 Source: BM Technologies management projections Note: 2021 – 2022 forecasted figures incorporate additional public company cost upon consummation of the transaction. Forward looking financial projections assume white label business achieves significant forecasted growth. These figures are subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management. 1) Refer to Reconciliation to Pro Forma Core Financials on page 42 2) Reflects cost of intercompany debt 2021 E ($ shown in millions) 2019 2020 2022E Pro Forma Core (1) Pre - Tax Income ($12.1) ($9.8) $6.2 $33.3 Addback of Interest Expense (2) 0.5 1.4 0.6 0.3 Addback of Depreciation & Amortization 9.3 11.9 14.7 16.7 Pro Forma Core (1) EBITDA ($2.2) $3.5 $21.5 $50.3 Pro Forma Core (1) EBITDA ($2.2) $3.5 $21.5 $50.3 Pro Forma Core (1) Revenue 61.3 66.7 104.0 144.4 Pro Forma Core (1) EBITDA Margin (4%) 5% 21% 35% Reco nciliation to Non - GAAP Financial Measures